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                                                                   EXHIBIT 10.22

CAIXA

                                    CERTIFICATE OF AMENDMENT TO SERVICE CONTRACT
                                           ENTERED INTO ON MAY 26, 2000, BETWEEN
                                                         CAIXA ECONOMICA FEDERAL
                                                          AND GTECH BRASIL LTDA.

By this instrument, CAIXA ECONOMICA FEDERAL, a government-held financial institution, created and organized under the terms of Decree Law 759 of August 12, 1969, and by Decree no. 66.303, of March 06, 1970, currently governed by the statues approved by Decree no. 4371, of September 12, 2002, Taxpayer I.D. (CNPJ/MF) number 00.360.305/0001-04, with headquarters at the address: SBS, Quadra 04, Lots 3 and 4, Brasilia, Federal District, herein represented by its National Manager for Supplies, Mr. JOSE WILSON DE OLIVEIRA, a Brazilian citizen, married, bearer of Identity Card number 0326768 - SSP/DF and Individual Taxpayer I.D. (CPF) number 101.700.651-20, hereinafter referred to as CAIXA, on the one hand, and on the other hand the company, GTECH BRASIL LTDA., with headquarters at Alameda Araguacema, 78, Barueri, State of Sao Paulo, Corporate Taxpayer I.D. (CNPJ/MF) number 68.926.682.0001/00, herein represented by Messrs. MARCELO JOSE ROVAI, a Brazilian citizen, married, engineer, bearer of Identity Card (RG) number 8.105.001-SSP/SP and Individual Taxpayer (CPF) number 978.051.908-44, and MARCOS TADEU DE OLIVEIRA ANDRADE, a Brazilian citizen, married, engineer bearer of Identity Card (RG) number 5.836.998 and Individual Taxpayer (CPF) number 944.179.628-04, hereinafter referred to as CONTRACTOR, according to provisions of Clause 5, item 5.2, of the agreement signed on May 26, 2000, and in justifications included in the CAIXA's Administrative Process No. 99.5303.033/2000, according to Resolution of the Board of Directors of CAIXA No. 224/2003, of January 13, 2003, have agreed to enter this CERTIFICATE OF AMENDMENT to the Service Agreement dated May 26, 2000, according to the provisions below:

CLAUSE 1 - DURATION

This CERTIFICATE OF AMENDMENT will be in force until April 14, 2003, and will begin on January 14, 2003.

First Paragraph: The duration provided in this Clause may be extended, at CAIXA's sole discretion, respecting the limitations of the law, for the period of time required to completely replace the network of the CONTRACTOR by the network of the winner(s) of the bid(s) that will occur.

Second Paragraph: During the whole period of a possible extension of the contractual duration, contractual conditions described in the agreement signed on

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May 26, 2000 will apply, with amendments and re-ratifications entered into on
April 18, 2001, September 14, 2001, July 01, 2002 and this Certificate of Amendment.

CLAUSE 2 - PRICE

For the perfect carrying out of the services, CAIXA will pay to the CONTRACTOR the same amounts agreed to in the agreement signed on May 26, 2000, amended and re-ratified by the Certificate of Amendment and Re-ratification signed on April 18, 2001 (Certificate No. 1), Certificate of Amendment and Re-ratification signed on September 14, 2001 (Certificate No. 2) and by the Certificate of Amendment and Re-ratification signed on July 01, 2002 (Certificate No. 3).

CLAUSE 3 - ESTIMATED AMOUNT

The estimated amount of this certificate of amendment is thirty million reais (R$30,000,000.00) a month, a total of ninety million reais (R$90,000,000.00), for the ninety (90)-day period.

CLAUSE 4 - RATIFICATION

The parties to this agreement ratify the provisions object of Clauses 1 (Definitions, 2 (Object), 3 (Price), 4 (Forms of Payment), 7 (Execution of Services), 9 (Obligations of the Contractor), 9 (Responsibilities of the Contractor), 10 (Obligations of CAIXA), 11 (Administrative Penalties and Sanctions), 12 (Criminal Acts/Offenses), 14. (Inspection), 15 (Taxes Levied, Charges, Insurance, etc.), 16 (Contractual Non-performance and Termination), 17 (Confidentiality), 18 (Miscellaneous), as well as Annexes I, II, II-A, II-B, III, IV, V, VI, VII and VIII of the Agreement signed on May 26, 2000, with the amendments introduced therein by the Certificates of Amendment signed on April 18, 2001, September 14, 2001 and July 01, 2002. The Clauses and Conditions not ratified by this instrument are revoked, without adverse effects to the rights of the contracting parties.

CLAUSE 5 - BUDGETARY FUNDS

The appropriation to cover the expenses with the proposed hiring was posted in budgetary follow up items 5605-09 - Expenses with On-Line Lotteries and 5303.11-Carrying out expenses - Data Processing; Events No. 3581 and No. 7641; Cost Centers Nos. 3581 and 7641, according to commitment registered at SIPEC under No. 009/2002-MZ.

CLAUSE 6 - CONTRACTUAL GUARANTEE

For the purposes of conforming to this term, the CONTRACTOR undertakes to submit on this date a guaranty under the modality "Performance Bond", in the

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minimum amount of four million and five hundred thousand reais (R$4,500,000.00), to be validate by CAIXA.

First Paragraph: The CONTRACTOR undertakes to promote the immediate replacement of the contractual guarantee not validated by CAIXA, within up to twenty-four
(24) hours, from receipt of notice to make the requested substitution, without limitation to totally complying with its obligations and responsibilities resulting from, deriving from or in relation to this agreement.

Second Paragraph: The guarantee, if applicable, shall be completed whenever the amount of the contractual fine is reduced from it.

Third Paragraph: The guarantee will be released after the perfect performance of the agreement, provided that all the contractual terms, clauses and conditions have been fulfilled.

Fourth Paragraph: The total or partial loss of the guarantee in favor of CAIXA, due to contractual obligations default will be lawfully carried out, irrespectively of any in-or-out of court notice.

Fifth Paragraph: The guarantee may be replaced at any time, by notice to CAIXA, observing the modalities provided in Law No. 8666, of June 21, 1993.

CLAUSE 7 - VENUE

The venue of the Federal Justice - Judiciary Section of Brasilia, Federal District, is competent to solve any issues resulting from this Certificate of Amendment.

IN WITNESS WHEREOF, CAIXA and the CONTRACTOR sign this Certificate of Amendment in four (04) counterparts of equal contents and form, in the presence of the witnesses who also sign below.

                  Brasilia, January 14, 2003

                  (Sgd. - illegible)
                  CAIXA ECONOMICA FEDERAL

(Sgd. - illegible)                                          (Sgd. - Illegible)
GTECH BRASIL LTDA.                                          GTECH BRASIL LTDA.

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WITNESSES:

__________________

Name:
Identity Card No.:

__________________

Name:
Identity Card No.: